Stock Compensation Plans	12 Months Ended
Dec. 31, 2010
Stock Compensation Plans [Abstract]
Stock Compensation Plans

NOTE 19—STOCK COMPENSATION PLANS

In March 2009, KWI adopted the 2009 Equity Participation Plan ("the Equity Plan") that allowed for the grant of up to 2,852,312 shares of common stock. KWI granted 1,426,156 performance awards and 1,426,156 service awards with an exercise price of $7.89. The performance and service awards were scheduled to vest ratably over a seven year period with settlement in shares of common stock of KWI. The option awards would have expired at the end of ten years. The Equity Plan allowed participants to settle vested awards with cash, a full recourse note, or net share settlement. Kennedy-Wilson determined the compensation expense to be recorded under the Equity Plan using the Black-Scholes-Merton option pricing model. The option pricing model inputs used to determine the grant date fair value of $10.3 million were an expected stock option term of 7 years, expected volatility of 43.4%, expected risk free rate of 2.5%, and no expected dividends. In November 2009, the Equity Plan was canceled and replaced by another 2009 Equity Participation Plan (the "New Equity Plan"). Upon termination of the Equity Plan, the board of directors of KWI approved a cash payment to option holders totaling $1.5 million.

On November 13, 2009, Kennedy-Wilson adopted the the New Equity Plan that allows for the grant of up to approximately 2.5 million shares of common stock. During 2010 and 2009, approximately 0.1 million and 2.4 million restricted share awards were granted to employees, respectively, which vest ratably over a five year period. Vesting of the restricted share awards is contingent upon the expected achievement of a performance target as of the initial vesting date of November 13, 2010 and each of the next four years thereafter. The performance targets were achieved for 2010. From inception of the plan through December 31, 2010, 467,781 shares have vested and been issued to participants and 18,562 shares have been forfeited. These restricted share awards are recognized as expense on a tranche by tranche basis over the five year performance period.

The cancellation and settlement of the Equity Plan along with the granting of new awards under the New Equity Plan was determined to be a plan modification. Therefore the aggregate compensation cost recognized as a result of the modification will be the remaining grant date fair value of the Equity Plan plus the incremental compensation cost resulting from the modification. The incremental compensation costs are measured as the grant date fair value of the restricted stock awards plus the cash paid to settle the Equity Plan awards less the fair value of the Equity Plan on the date of modification. Since, on the date of modification, the cumulative compensation cost recognized under the Equity Plan exceeded the cash paid to settle the award, no additional compensation costs were recorded as a result of the cash payment and it was recorded as a reduction to equity. The fair value of the Equity Plan on the date of modification was determined utilizing the Black-Scholes-Merton option pricing model. The option pricing model inputs used were an expected stock option term of 6.29 years, volatility of 41.9%, risk free interest rate of 2.95%, and no expected dividends.

As of December 31, 2010, there was $7.6 million of unrecognized compensation cost for the New Equity Plan related to unvested restricted shares and $6.2 million of unrecognized compensation cost for the Equity Plan. The cost for the New Equity Plan is expected to be recognized over a weighted average period of 2.0 years and the cost for the Equity Plan is expected to be recognized over a weighted average period of 3.1 years.

Compensation cost recognized for the years ended December 31, 2010 and 2009, was $8.1 million and $2.3 million, respectively, and is included in compensation and related expense in the accompanying statement of operations and comprehensive income (loss).

The following table sets forth activity under the New Equity Plan:

Nonvested at January 1, 2009	—
Granted	2,357,443

Nonvested at December 31, 2009	2,357,443
Granted	132,500
Vested	(467,781)
Forfeited	(18,562)

Nonvested at December 31, 2010	2,003,600

KWI had the 1992 Incentive and Non-statutory Stock Option Plan ("1992 Incentive and Option Plan"), which included a Plan A and Plan B and the 1992 Non-Employee Director Stock Option Plan ("Plan C"). An aggregate of 6,465,239 shares of common stock were reserved for issuance under Plans A and B and 308,050 shares of common stock were reserved for issuance under Plan C.

During the year ended December 31, 2009, the last remaining 55,448 options granted under Plan C of the KWI's 1992 Incentive and Option Plan were exercised. During the year ended December 31, 2008, the last remaining 42,785 options granted under Plan B of the 1992 Incentive and Option Plan were exercised.

The following table sets forth activity under the option plans:

	Options	Range of Exercise Prices	Weighted Average Exercise Price
Balance, January 1, 2008	98,233	$1.00 - $ 2.32	$1.55
Exercised	(42,785)	$2.17	$2.17

Balance, December 31, 2008	55,448	$1.00 - $2.32	$1.07
Granted	2,852,312	$7.89	$7.89
Exercised	(55,448)	$1.00 -$ 2.32	$1.07
Cancelled	(2,852,312)	$7.89	$7.89

Balance, December 31, 2009	—	—	—

During 2001 and 2002, KWI's chairman and chief executive officer was granted a total of 6,465,239 shares of non-vested stock that were scheduled to vest over a period of eight to ten years. For the years ended December 31, 2009 and 2008, compensation expense was $1.5 million and $1.0 million, respectively, and is included in compensation and related expenses in the accompanying consolidated statements of operations and comprehensive income (loss). As of December 31, 2009 and 2008, the amount of non-vested shares deducted from additional paid-in capital was $0, and $1.5 million, respectively. During 2009, in connection with the Merger, the vesting of the remaining unvested shares was accelerated and the expense was included in compensation and related expenses in the accompanying consolidated statements of operations and comprehensive income (loss).